UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  November 5, 2002


        AEI REAL ESTATE FUND 85-B LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-14264                      41-1525197
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota
                            55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)



 (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On November 5, 2002, the Partnership sold a Denny's restaurant in Fort Worth, Texas, to an unrelated third party. The Partnership received net proceeds of approximately $575,000 for the property, which resulted in a net gain of approximately $0.

Item 7.  Financial Statements and Exhibits.

         (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2001, the Partnership's Investments in Real Estate would have been reduced by $728,112 and its Current Assets
             (cash) would have increased by approximately $575,000 and Partner's Capital would have decreased by $153,112.

             The Total Income for the Partnership would have decreased from $433,982 to $414,074 for the year ended December 31, 2001 if the Partnership had not owned the property during the period. There would have been no effect in Total Income for the nine months ended September 30, 2002.

             Depreciation Expense would have decreased by $12,775 for the year ended December 31, 2001. Real Estate Impairment Expense would have decreased by $140,337 the year ended December 31, 2001.

             Partnership Administration and Property Management Expense would have decreased by $31,067 and $40,419 for the year ended
             December 31, 2001 and the nine months ended September 30, 2002, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to increase from $71,583 to $235,854 and from $130,293 to
             $170,712, which would have resulted in Net Income of $30.20 and $24.34 per Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

          (b)Exhibits

            Exhibit 10.1-Purchase  Agreement dated  December
                         20,  2001  between the  Partnership
                         and  Omni  Group, Inc.  relating to
                         the property  at 6048 S Hulen Road,
                         Fort   Worth,  Texas  (incorporated
                         by  reference to  Exhibit  10.1  of
                         Form 10-KSB filed on March 8, 2002).


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND 85-B
                              LIMITED PARTNERSHIP

                              By: Net Lease Management 85-B, Inc.
                              Its: Managing General Partner


Date:  November 18, 2002       /s/ Mark E Larson
                              By:  Mark E. Larson
                              Its Chief Financial Officer